UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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ValueVision Media, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following are excerpts from ValueVision Media, Inc.’s Quarterly Report on Form 10-Q for its third quarter of fiscal 2013.  The complete Form 10-Q was filed with the Securities and Exchange Commission on December 9, 2013:

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Cautionary Statement Regarding Forward-Looking Statements

The following Management’s Discussion and Analysis of Financial Condition and Results of Operations and other materials we file with the SEC (as well as information included in oral statements or other written statements made or to be made by us) contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact, including statements regarding guidance, industry prospects or future results of operations or financial position made in this report are forward-looking. We often use words such as anticipates, believes, expects, intends and similar expressions to identify forward-looking statements. These statements are based on management’s current expectations and accordingly are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to): consumer preferences, spending and debt levels; the general economic and credit environment; interest rates; seasonal variations in consumer purchasing activities; the ability to achieve the most effective product category mixes to maximize sales and margin objectives; competitive pressures on sales; pricing and gross sales margins; the level of cable and satellite distribution for our programming and the associated fees or estimated cost savings from contract renegotiations; our ability to establish and maintain acceptable commercial terms with third-party vendors and other third parties with whom we have contractual relationships, and to successfully manage key vendor relationships; our ability to manage our operating expenses successfully and our working capital levels; our ability to remain compliant with our long-term credit facility covenants; our ability to maintain and successfully execute our long-term growth strategy; our ability to successfully transition our brand name; continued public statements about the Company and other actions by an activist shareholder, and our ability to minimize our costs and avoid management distraction in connection therewith; the market  demand for television station sales; our management and information systems infrastructure; challenges to our data and information security; changes in governmental or regulatory requirements; litigation or governmental proceedings affecting our operations; the risks identified under "Risk Factors" in our Form 10-K for our fiscal year ended February 2, 2013 and any additional risk factors identified in our periodic reports including in this Form 10Q since such date; significant public events that are difficult to predict, or other significant television-covering events causing an interruption of television coverage or that directly compete with the viewership of our programming; and our ability to obtain, retain and offer meaningful compensation to our key executives and employees. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this filing. We are under no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements whether as a result of new information, future events or otherwise.

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ITEM 1A. RISK FACTORS

See Part I. Item 1A., "Risk Factors," of ValueVision Media's Annual Report on Form 10-K for the year ended February 2, 2013, for a detailed discussion of the risk factors affecting the Company. There have been no material changes from the risk factors described in the annual report with the exception of the item listed below.

We could face adverse consequences as a result of the actions of activist shareholders.

According to a Schedule 13D/A filed with the Securities Exchange Commission on November 4, 2013 (as further amended on November 6, 2013) by the Clinton Relational Opportunity Master Fund, L.P., certain of its affiliates and members of its group (the “Clinton Group”), the Clinton Group beneficially owned approximately 10.7% of our common stock as of the date of the filing. The Clinton Group has expressed opinions with respect to the operation of our business, our business strategy, corporate governance considerations, and other matters. In addition, the Clinton Group has sought to demand that the Company convene a special meeting of shareholders, at which the Clinton Group would propose to, among other things, remove five members of our Board of Directors, expand the size of our Board of Directors to nine members and nominate a slate of directors for election to any resulting vacancies on our Board of Directors.  While the Company has publicly announced that it intends to convene such a special meeting of its shareholders on March 14, 2014, the Clinton Group has continued to pursue an earlier special meeting date. Our business and operating results could be negatively impacted in the following ways:

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perceived uncertainties as to our future direction may result in the loss of business opportunities and could have a material adverse effect on our ability to develop new customer and vendor relationships, generate additional business with our existing customers and vendors and recruit qualified employees (or retain current employees);

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engaging in proxy contests and responding to actions by activist shareholders can be costly and time-consuming and disruptive of our operations and could divert the time and attention of management and our employees away from our business operations; and

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if a new group of individuals are elected to our Board of Directors with a specific agenda, it may adversely affect our ability to effectively and timely implement our business strategy and create additional value for our shareholders.

These actions could also cause our stock price to experience periods of volatility.

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Important Information

The Form 10-Q excerpts included in this filing may be deemed to be solicitation material in respect of the solicitation of proxies from shareholders in connection with one or more meetings of the Company’s shareholders, including a special meeting of shareholders.  The Company will file with the Securities and Exchange Commission (“SEC”) and provide to its shareholders a proxy statement and a WHITE proxy card in connection with any such shareholder meeting.  The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with any such shareholder meeting.  Information concerning the interests of these directors and executive officers in connection with the matters to be voted on at any such meeting will be included in the proxy statement filed by the Company with the SEC in connection with any such meeting.  In addition, the Company files annual, quarterly and special reports, proxy and information statements, and other information with the SEC.  Any proxy statement, any other relevant documents and any other material filed with the SEC concerning the Company will be, when filed, available free of charge at the SEC website at http://www.sec.gov.   Shareholders are urged to read carefully any such proxy statement filed by the Company and any other relevant documents filed when they become available because they will contain important information, including information with respect to participants.